SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 20, 2002
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor of Sequoia Mortgage Trust 7, the Issuer of
Collateralized Mortgage Bonds under an Indenture dated as of May 1, 2002)

SEQUOIA MORTGAGE FUNDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-22681 (Commission File Number)	91-1771827 (I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 381-1765
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 7 (the “Bonds”)

The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c)	Exhibits

	10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, September 20, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2002

SEQUOIA MORTGAGE FUNDING CORPORATION

By:	/s/ Harold F. Zagunis

Harold F. Zagunis Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, September 20, 2002	5